UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2015

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to GTJ REIT, Inc.’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 23, 2015 (the “Original Filing”) is being made for the sole purpose of including under Item 9.01 certain exhibits in connection with the refinancing of the Company’s then outstanding debt. Except as described herein, the information contained in the Original Filing has not been updated or amended, and the Company undertakes no obligation to update or revise the information set forth herein, whether as a result of new information, changed circumstances or future events or for any other reason.

Item 9.01Financial Statements and Exhibits.

Exhibits

No. Exhibit Title

10.1Loan Agreement (CT/NJ) dated as of February 20, 2015.

10.2Loan Agreement (NY) dated as of February 20, 2015.

10.3Form of Promissory Note.

10.4Guaranty Agreement dated as of February 20, 2015.

10.5Pledge and Security Agreement dated as of February 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker, President and COO

Date: April 24, 2015